Investor Presentation First Quarter 2007 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward-Looking Statements
(cont.)
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements;
governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our two largest stockholders, CVC and Quadrangle; our ability to pay dividends; provisions in our charter documents and Delaware law;
expenses of becoming a public company; the requirement to comply with
Section 404 of the Sarbanes-Oxley Act; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on Forms 10-K.

Company Overview

PA
MD
OH
WV
KY
VA
TN
NC
Huntington
Charleston
Charlottesville
Lynchburg
Richmond
Hampton
Virginia Beach
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

PA
OH
MD
WV
VA
KY
TN
NC
Morgantown
Fairmont
Clarksburg
Bridgeport
Buckhannon
Martinsburg
Winchester
Washington DC
Point Pleasant
Huntington
Charleston
Harrisonburg
Staunton
Waynesboro
Charlottesville
Fredericksburg
Lewisburg
Clifton Forge
Covington
Logan
Beckley
Blacksburg
Troutville
Lynchburg
Roanoke
Radford
Bluefield
Richmond
Williamsburg
Farmville
Hampton
Virginia Beach
Chesapeake
Abingdon
Wytheville
Rocky Mount
Martinsville
Danville
South Boston
Tri-Cities
Greensboro
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Point of Presence

45K RLEC lines, 94% DSL coverage
47K CLEC lines, 99% commercial or institutional
18K broadband ports
5% YoY Revenue growth
5% YoY Adjusted EBITDA growth
55% YTD Adjusted EBITDA margin
Average of 23.0 MHz of spectrum
5.2 million covered POPs
383K
(1)
retail subscribers (YoY increase of
11%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 24% YoY to $82
15% YoY Revenue growth
22% YoY Adjusted EBITDA growth
35% Adjusted EBITDA margin (versus 33%
one year ago)
38% Adjusted EBITDA margin in 1Q07
(versus 36% in 1Q06)
Regionally-Focused Service Provider
Wireless ($336 Revenue / $119 Adj. EBITDA)
(1) (2)
Wireline ($118 Revenue / $65 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of March 31, 2007 or for the twelve months ended March 31, 2007.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on March 31, 2006 and March 31, 2007.

$484
$440
$392
$343
$309
$280
0
100
200
300
400
$500
2002 2003 2004 2005 2006 2007G
$66
$87
$121
$147
$172
$193
40%
39%
35%
28%
24%
37%
0
50
100
150
$200
2002 2003 2004 2005 2006 2007G
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
(1)
(2)
(1) Based on Midpoint of guidance range of $480 million to $488 million               (2) Based on Midpoint of guidance range of $190 million to $195 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2002 to 2006.

$50
$42
40% 41%
0
20
40
$60
3 Mo 2006 3 Mo 2007
$106
$122
0
50
100
$150
3 Mo 2006 3 Mo 2007
Quarter Over Quarter Growth
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance

Sprint
Together with NEXTEL
Virgin mobile
EarthLink
movida

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
NTELOS Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
NTELOS NATION
NTELOS Unlimited
NTELOS
In Advance

$34
$33
$52
$63
$78
$365
$244
$217
$183
$167
$137
$322
$280
$235
$200
$171
0
50
100
150
200
250
300
350
$400
2002 2003 2004 2005 2006 2007G
Retail   Wholesale
(1)
$90
$66
$33
$15
$112
$134
9%
35%
32%
28%
37%
17%
0
20
40
60
80
100
120
$140
2002 2003 2004 2005 2006 2007G
Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $362 million to $368 million
(2) Based on Midpoint of guidance range of $132.5 million to $135 million

$60
$69
$18
$23
$78
$92
0
50
$100
3 Mo 2006 3 Mo 2007
Retail   Wholesale
$35
$28
38%
36%
0
20
$40
3 Mo 2006 3 Mo 2007
Revenue
Quarter over Quarter Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
70 branded retail locations
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance
Improves economics for NTELOS national plans
Recent discretionary capital investments driving enhanced wireless performance
Improvements in coverage and quality
Data growth from network upgrades
Focus on higher value rate plans
Emphasis on Postpay and nAdvance spending limit plans
Expansion of data products and services

$3.44
$52.04
$51.14
$2.60
$53.74
$55.48
40
50
$60
3 Mo 2006 3 Mo 2007
Voice   Data
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
383
367
344
336
250
300
350
400
12/31
2005
3/31
2006
12/31
2006
3/31
2007
YOY Subscriber Growth of 11%

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Postpay-Like Plans with Unlimited or Buckets
of Minutes with 1-or 2-year Service
Agreement required
Competitive Cost of Entry
Long Distance, Roaming, Features available
Traditional “Pay-As-You-Go” Prepay with No
Service Agreement
Description Products
Postpay
Prepay
71% of Total Subs
$55.04 YTD ARPU
Nationwide – 52% of
1Q 2007 gross adds
77% under contract
14 month average
term remaining
92% 2-year
contracts
29% of Total Subs
$56.60 YTD ARPU

$23.83
$24.30
$31.18
$29.91
$53.74
$55.48
0
10
20
30
40
50
$60
3 Mo 2006 3 Mo 2007
41%
52%
49%
45%
41%
30
40
50
60%
2002 2003 2004 2005 2006
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$.47
Cash Profit/Subscriber Cash Cost/Subscriber
(1)

Retail Locations
NTELOS
Sprint Nextel
AT&T
Alltel
Verizon Wireless
T-Mobile

Churn %

$313
$354
3.2%
2.8%
2.4%
1.9%
200
300
$400
3 Mo 2006 3 Mo 2007
0
2
4
6
8%
Direct Distribution Model Improves Customer
Satisfaction
CPGA: Qtr to Date
2006 to 2007
Total Churn:
1Q06 to 1Q07
Postpay Churn:
1Q06 to 1Q07
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)
(1) As of January 2007
19
28
19
23
22
28
6
11
12
18
25
9
13
18
17
34
39
48
58
70
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA

nTelos

T-Mobile
alltel
nTelos
U.S. Cellular
at&t
Sprint
Together with NEXTEL
verizon wireless

16 Unique Competitive Position Value National Full Range Comparative Regional Geographic Coverage Price Position NTELOS has the best regional coverage and offers the best value.

$23
$18
$34
$33
$52
$63
$78
0
20
40
60
80
$100
2002 2003 2004 2005 2006 3 Mo
2006
3 Mo
2007
Wireless Wholesale Revenue
Strategic Network Alliance Leverages
NTELOS’
Network
Sprint Nextel acquired 97K
Horizon subscribers in June 2004
Sprint Nextel Strategic Network
Alliance through at least July
2011
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Strategic Network Alliance with Sprint Nextel
MVNO arrangement covers 3 million POP footprint (WVA and VAW)
Agreement through July 2011; no overbuild before January 2011
Separate rate structure for services:
“Home” volume staggered rate reset annually on revenue yield
“Travel” rate (outcollect roaming) is flat rate per MOU
Data rate is flat rate per MB
Rates following price protection tied to Sprint Nextel revenue yield
Incentivizes continued Sprint Nextel growth in Home markets
Rates not below NTELOS allocated costs
Home, travel and data rates to reset annually; currently under negotiation
Reciprocal voice and data roaming rates
No capital/technology upgrade requirements; currently negotiating EVDO

PA
OH
MD
WV
VA
KY
TN
NC
Morgantown
Fairmont
Clarksburg
Bridgeport
Buckhannon
Martinsburg
Winchester
Washington DC
Point Pleasant
Huntington
Charleston
Logan
Beckley
Lewisburg
Harrisonburg
Staunton
Waynesboro
Charlottesville
Fredericksburg
Clifton Forge
Covington
Troutville
Lynchburg
Richmond
Williamsburg
Blacksburg
Roanoke
Farmville
Bluefield
Radford
Rocky Mount
Wytheville
Abingdon
Tri-Cities
Martinsville
Danville
South Boston
Greensboro
Newport News
Hampton
Norfolk
Portsmouth
Virginia Beach
Chesapeake
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Point of Presence

Greensboro, NC
To Carlisle, PA
(1) As of March 31, 2007 or for the twelve months ended March 31, 2007.
($ in millions)
RLEC  ($61 Revenue / $47 Adj. EBITDA)
45,054 RLEC access lines (YoY 3%
decline)
Access revenues increased 11% YoY
Adjusted EBITDA increased 8% YoY
DSL Penetration in RLEC footprint of 31%
Competitive
($57 Revenues / $19 Adj. EBITDA)
47,381 CLEC access lines (YoY 5%
increase)
Revenue growth YoY was 3%
Strategic revenue growth YoY was 10%
2,040 mile fiber-optic network
Broadband connections up 20% from
first quarter 2006.
Established, Stable Wireline Business

$28
$30
$33
$37
$41
$57
$56
$54
$48
$61
$24
$21
$18
$17
$15
0
25
50
75
100
125
$150
2002 2003 2004 2005 2006 2007G
$100
$105
$107
$111
$118
$117
$50
$58
$59
$62
$65
$63
53%
51%
56% 56% 56% 56%
0
10
20
30
40
50
60
$70
2002 2003 2004 2005 2006 2007G
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $117 million to $119 million
(2) Based on Midpoint of guidance range of $62.5 million to $64 million
(2)
RLEC
Competitive-
Strategic
Competitive –
Other
Competitive –Strategic includes local, broadband voice and data services, and high-capacity network access and transport services.

$16
$16
54%
55%
0
10
$20
3 Mo 2006 3 Mo 2007
$10
$11
$15
$15
$4
$4
0
20
$40
3 Mo 2006 3 Mo 2007
$29
$30
Adjusted EBITDA/Margin% Revenue
Quarter over Quarter Strong, Stable Cash Flow
($ in millions)
RLEC
Competitive –
Other
Competitive-
Strategic

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Cingular, Verizon, Qwest, US Cellular,
Verizon Wireless
No Voice
Competition
in RLEC
Region
DSL in 94% of footprint
Rapid Cable offers only broadband service in Alleghany County
Comcast offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from Level 3 and One Communications
Majority of CLEC customers are subject to multi-year agreements

$365
$200
$171
$322
$280
$235
$118
$117
$111
$107
$100
$105
0
100
200
300
400
500
$600
2002 2003 2004 2005 2006 2007G
Wireless CAGR =  17%
Wireline CAGR  =   4%
$484
$440
$392
$343
$309
$280
$92
$78
$29
$30
$106
$122
0
50
100
$150
3 Mo 2006 3 Mo 2007
Wireless Drives Revenue Growth
Total Revenue
($ in millions)
Quarterly Revenue
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Revenue of $480 million to $488 million
(1)

$35
$28
$16
$16
$42
$50
(5)
5
15
25
35
45
$55
3 Mo 2006 3 Mo 2007
$66
$90
$112
$15
$33
$134
$58
$50
$59
$62
$65
$63
$172
$147
$121
$87
$66
$193
(30)
0
30
60
90
120
150
180
$210
2002 2003 2004 2005 2006 2007G
Wireless CAGR =  66%
Wireline CAGR  =  7%
Quarterly Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $190 million to $195 million
(1)

$31
$21
$6
$20
$28
$21
$49
$37
$36
$41
$32
$21
$20
$19 $17
$21
$6
$8
$5
$5
$3
0
20
40
60
80
$100
2002 2003 2004 2005 2006 2007G
$89
$60
$59
$73
$87
$79
$20
$28
$21
($8)
$29
$61
$58
$86
$114
(20)
0
20
40
60
80
100
120
$140
2002 2003 2004 2005 2006 2007G
Discretionary CapEx
$78
$114
$135
Wireless   Wireline
Other Discretionary
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1)  Based on midpoint of guidance ranges
(1)

Cash Flows Guidance
($ in millions)
2007G
(1)
Adjusted EBITDA $      193
Less Capex 79
Adjusted EBITDA less CAPEX $      114
Less:
Cash Interest, net of interest income 42
Cash Taxes 11
Cash Dividends 13
Scheduled 2007 Debt Payments
(2)
6
Cash Flows, net
(3)
$        42
Cash on Hand at December 31, 2006
$        44
(1)
  Based on midpoint of guidance ranges
(2)
  Excludes $6 million debt payment in 1Q07 from "Excess Cash Flow" generated in 2006.
(3)
  Before adjustments for changes in working capital

Capitalization
($ in millions)
12/31/2005 12/31/2006 3/31/2007
Proforma Year LTM
Adjusted EBITDA
$          146.8 $          172.5 $       180.1
Cash and cash equivalents $           28.1 $           44.2 $         44.3
1st lien senior secured credit facility             396.0             625.2           617.5
2nd lien senior secured credit facility             225.0                    -                  -
Capital leases                 1.1                 1.3               1.1
   Total Debt $          622.1 $          626.5 $       618.6
Total Debt Leverage Ratio 4.24x 3.63x 3.43x
Net Debt (total debt less cash and cash equivalents)
$          594.0 $          582.3 $       574.3
Net Debt Leverage Ratio 4.05x 3.38x 3.19x

Quarterly Cash Dividend
$0.15 per share -
-
$6.3 million
Declaration Date –
-
March 20, 2007
Record Date – June 21, 2007
Payment Date –
-
July 12, 2007
Common Stock Ownership as of March 31, 2007
Shares (in 000s) % of Total
Quadrangle Entities 5,938                     14.1%
CVC Entities 5,528                     13.2%
Sub-total of Sponsors 11,466                   27.3%
NTELOS Named Executive Officers 1,110                     2.6%
Public and Other 29,404                   70.1%
Total Common Stock 41,980                   100.0%

Summary
Consistently Strong Financial Performance
Positive and growing Net Income
Accelerating Consolidated Free Cash Flow
Diversified Business Model
High Growth Wireless Business
Expanding retail subscriber base
Growing high-margin wholesale revenue
Strong Regional Wireline Business
Scalable Systems for Continued Expansion
Experienced Management Team

Adjusted EBITDA Reconciliation
($ in millions)
2001 2002 2003 2004 2005 2006 2006 2007
Consolidated
Operating Income (loss) ($30) ($416) $14 $55 $53 $61 ($2) $28
Depreciation and Amortization 82 83 70 65 83 85 21 20
Capital and Operational Restructing
Charges - 4 2 1 15 - - -
Accretion of Asset Retirement Obligations - - 1 - 1 1 - -
Advisory Termination Fees - - - - - 13 13 -
Asset Impairment Charges - 403 - - - - - -
Gain on Sale of Assets (32) (8) - - (9) - - -
Secondary Offering Costs - - - - - - - 1
Non-cash Compensation Charge - - - - 4 13 10 1
Adjusted EBITDA $20 $66 $87 $121 $147 $172 $42 $50
3 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2006 2006 2007
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $53 $14 $21
Depreciation and Amortization 61 47 44 57 58 14 14
Accretion of Asset Retirement Obligations - 1 1 1 1 - -
Asset Impairment Charges 367 - - - - - -
Gain on Sale of Assets (3) - - - - - -
Adjusted EBITDA $15 $33 $66 $90 $112 $28 $35
Wireline
Operating Income (loss) $11 $37 $39 $36 $39 $9 $10
Depreciation and Amortization 18 21 20 25 26 7 6
Asset Impairment Charges 21 - - - - - -
Adjusted EBITDA $50 $58 $59 $61 $65 $16 $16
3 months ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three Months Ended:
3/31/2006 3/31/2007
Average Revenue per Handset/Unit (ARPU)
Wireless communications revenue
77,575 $              91,592 $
Less: Equipment revenue from sales to new customers (3,745)                   (4,746)
Less: Equipment revenue from sales to existing customers (1,084)                   (1,991)
Less: Wholesale revenue (18,287)                (22,926)
Plus: Other revenues, eliminations and adjustments 364                       481
Wireless gross subscriber revenue 54,823 $              62,410 $
Less:  Paid in advance subscriber revenue (12,695)                (17,108)
Less: adjustments (496)                      (674)
Wireless gross postpay subscriber revenue 41,632 $              44,628 $
Average subscribers 340,057               375,002
Total ARPU 53.74 $                 55.48 $
Average postpay subscribers 256,588               270,283
Postpay ARPU 54.08 $                 55.04 $
Wireless gross subscriber revenue 54,823 $              62,410 $
Less: Wireless voice and other feature revenue (52,174)                (58,544)
Wireless data revenue 2,649 $                 3,866 $
Average subscribers 340,057               375,002
Total Data ARPU 2.60 $                   3.44 $
Wireless gross postpay subscriber revenue 41,632 $              44,628 $
Less: Wireless postpay voice and other feature revenue (39,418)                (41,529)
Wireless postpay data revenue 2,214 $                 3,099 $
Average postpay subscribers 256,588               270,283
Postpay data ARPU 2.88 $                   3.82 $

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
Three Months Ended:
3/31/2006 3/31/2007
Cost per Gross Acquisition (CPGA)
Cost of wireless sales
15,799 $             19,108 $
Less: access, roaming, and other cost of sales (8,797)                  (10,892)
Merchandise cost of sales 7,002 $               8,216 $
Total customer operations
24,371 $             25,618 $
Less: Wireline and other segment expenses (4,804)                  (3,989)
Less: Wireless customer care, billing, bad debt and other expenses (8,544)                  (10,184)
Sales and marketing 11,023 $             11,445 $
Merchandise cost of sales 7,002 $               8,216 $
Sales and marketing 11,023                11,445
Less: Merchandise sales (3,745)                  (4,781)
Total CPGA costs 14,280 $             14,880 $
Gross subscriber additions 40,285                47,579
CPGA
354 $                   313 $

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
Three Months Ended:
3/31/2006 3/31/2007
Maintenance and support
19,297 $             20,238 $
Less: Wireline, other segment expenses (9,455)                  (9,325)
Wireless maintenance and support 9,842 $               10,913 $
Corporate operations
14,860 $             8,143 $
Less: Wireline, other segment, and corporate expenses (10,445)               (3,062)
Wireless corporate operations 4,415 $               5,081 $
Wireless maintenance and support 9,842 $               10,913 $
Wireless corporate operations 4,415                   5,081
Wireless customer care, billing, bad debt and other expenses 8,544                   10,184
Wireless access, roaming, and other cost of sales 8,797                   10,892
Equipment revenue from sales to existing customers (1,084)                  (1,991)
Total CCPU costs 30,514 $             35,079 $
Average subscribers 340,057              375,002
CCPU
29.91 $               31.18 $

Summary of Operating Results
($ in thousands)
Mar. 31, 2006 Jun. 30, 2006 Sep. 30, 2006 Dec. 31, 2006 Mar. 31, 2007
Operating Revenues
Wireless PCS Operations 77,575 $            79,588 $            81,233 $            83,933 $            91,592 $
Subscriber Revenues 54,252 55,199 56,500 57,612 61,694
Wholesale/Roaming Revenues, net 18,287 19,175 19,346 20,939 22,926
Equipment Revenues 4,829 5,002 5,162 5,150 6,737
Other Revenues 207 212 225 232 235
Wireline Operations
RLEC 14,720 14,843 15,711 15,493 15,379
Competitive Wireline 13,784 14,081 14,077 14,216 14,406
Wireline Total 28,504 28,924 29,788 29,709 29,785
Other 188 227 203 204 198
106,267 $          108,739 $          111,224 $          113,846 $          121,575 $
Operating Expenses
Wireless PCS Operations 49,622 $            51,876 $            53,831 $            54,958 $            56,731 $
Cost of Sales - Equipment 7,002 6,984 7,013 7,081 8,216
Cost of Sales - Access & Other 8,797 9,980 10,735 10,821 10,892
Maintenance and Support 9,842 10,092 10,629 11,021 10,913
Customer Operations 19,566 20,627 21,078 22,109 21,629
Corporate Operations 4,415 4,193 4,376 3,926 5,081
Wireline Operations
RLEC 3,377 3,581 3,663 3,534 4,067
Competitive Wireline 9,398 9,186 9,461 9,678 9,567
Wireline Total 12,775 12,767 13,124 13,212 13,634
Other  1,474 1,347 1,264 1,338 1,224
63,871 $            65,990 $            68,219 $            69,508 $            71,589 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 27,953 $            27,712 $            27,402 $            28,975 $            34,861 $
Wireline Operations
RLEC 11,343 11,262 12,048 11,959 11,312
Competitive Wireline 4,386 4,895 4,616 4,538 4,839
Wireline Total 15,729 16,157 16,664 16,497 16,151
Other (1,286) (1,120) (1,061) (1,134) (1,026)
42,396 $            42,749 $            43,005 $            44,338 $            49,986 $
Capital Expenditures
Wireless PCS Operations 14,235 $            14,583 $            16,762 $            13,829 $            9,601 $
Wireline Operations
RLEC 2,901 2,547 1,847 1,567 2,106
Competitive Wireline 2,043 3,474 3,878 2,708 3,243
Wireline Total 4,944 6,021 5,725 4,275 5,349
Other 1,247 2,084 1,033 1,869 1,237
20,426 $            22,688 $            23,520 $            19,973 $            16,187 $
Adjusted EBITDA less Capital Expenditures
Wireless PCS Operations 13,718 $            13,129 $            10,640 $            15,146 $            25,260 $
Wireline Operations
RLEC 8,442 8,715 10,201 10,392 9,206
Competitive Wireline 2,343 1,421 738 1,830 1,596
Wireline Total 10,785 10,136 10,939 12,222 10,802
Other (2,533) (3,204) (2,094) (3,003) (2,263)
21,970 $            20,061 $            19,485 $            24,365 $            33,799 $
Three Months Ended:
(before depreciation & amortization, accretion of asset retirement obligations, asset write-down and impairment charges, gain on sale of assets, termination of advisory agreements, non-cash compensation and secondary offering costs, a non-GAAP Measure)